Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 67,187,500.00
Previously Paid Amount	3,021.00
Total Fee Amount	9,279.66
Total Offset Amount	0.00
Net Fee	$ 6,258.66